Exhibit 99.3

Citigroup Inc. securities registered pursuant to Section 12(b)

 of the Securities Exchange Act of 1934:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered

Common Stock, par value $.01 per share	C	New York Stock Exchange

Depositary Shares, each representing 1/1,000th interest in a share of 7.125% Fixed/Floating Rate Noncumulative Preferred Stock, Series J	C Pr J	New York Stock Exchange

Depositary Shares, each representing 1/1,000th interest in a share of 6.875% Fixed/Floating Rate Noncumulative Preferred Stock, Series K	C Pr K	New York Stock Exchange

Depositary Shares, each representing 1/1,000th interest in a share of 6.300% Noncumulative Preferred Stock, Series S	C Pr S	New York Stock Exchange

7.625% Trust Preferred Securities of Citigroup Capital III (and registrant’s guaranty with respect thereto)	C/36Y	New York Stock Exchange

7.875% Fixed Rate / Floating Rate Trust Preferred Securities (TruPS®) of Citigroup Capital XIII (and registrant’s guaranty with respect thereto)	C N	New York Stock Exchange

6.829% Fixed Rate / Floating Rate Enhanced Trust Preferred Securities (Enhanced TruPS®) of Citigroup Capital XVIII (and registrant’s guaranty with respect thereto)	C/67BP	New York Stock Exchange

C-Tracks Exchange-Traded Notes Based on the Performance of the Miller/Howard MLP Fundamental Index Due September 28, 2023	MLPC	NYSE Arca

C-Tracks Exchange-Traded Notes Miller/Howard Strategic Dividend Reinvestor Due September 16, 2024	DIVC	NYSE Arca

C-Tracks Exchange-Traded Notes on the Miller/Howard MLP Fundamental Index, Series B, Due July 13, 2026 of Citigroup Global Markets Holdings Inc. (“CGMHI”) (and registrant’s guaranty with respect thereto)

	MLPE	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. JPY Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DJPY	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. GBP Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DGBP	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. EUR Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DEUR	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. CHF Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DCHF	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. AUD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DAUD	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long JPY vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UJPY	NYSE Arca

Exhibit 99.3

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long EUR vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UEUR	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long GBP vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UGBP	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long CHF vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UCHF	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long AUD vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UAUD	NYSE Arca

VelocityShares® Long LIBOR ETNs due August 16, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	ULBR	NYSE Arca

VelocityShares® Short LIBOR ETNs due August 16, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DLBR	NYSE Arca

VelocityShares® 3x Long Crude Oil ETNs linked to the S&P GSCI® Crude Oil Index ER due December 15, 2031 of CGMHI (and registrant’s guaranty with respect thereto)	UWT	NYSE Arca

VelocityShares® 3x Inverse Crude Oil ETNs linked to the S&P GSCI® Crude Oil Index ER due December 15, 2031 of CGMHI (and registrant’s guaranty with respect thereto)	DWT	NYSE Arca

Medium-Term Senior Notes, Series N, Callable Step-Up Coupon Notes Due March 31, 2036 of CGMHI (and registrant’s guaranty with respect thereto)	C/36A	New York Stock Exchange

Medium-Term Senior Notes, Series G, Callable Fixed Rate Notes Due January 13, 2027	C27C	New York Stock Exchange